Exhibit 99.18

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   March, 2001
           Series 2000-09, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of July 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                  8.456246
                                                       -------------------------
     Weighted average maturity                                           348.72
                                                       -------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                             Principal
          Principal Per   Prepayments Per    Interest Per
    Class  Certificate      Certificate       Certificate    Payout Rate
    -----  -----------      -----------       -----------    -----------
     PO   $   8.58363171  $    7.74743401  $    0.00000000   %0.00000000
     A1   $  65.90819128  $   65.18840208  $    5.45489857   %7.74999993
     A2   $   0.00000000  $    0.00000000  $    6.45833321   %7.74999985
     A3   $   0.66009861  $    0.65288966  $    6.42894956   %7.75000003
     A4   $  79.98194462  $   79.10845465  $    5.24062947   %7.75000000
     A5   $   0.00000000  $    0.00000000  $    6.45833351   %7.75000022
     A6   $   0.00000000  $    0.00000000  $    6.45833500   %7.75000200
     S    $   0.00000000  $    0.00000000  $    0.40065099   %0.55382749
     M    $   0.66009842  $    0.00000000  $    6.42894951   %7.74999997
     B1   $   0.66009675  $    0.00000000  $    6.42894899   %7.74999934
     B2   $   0.66009501  $    0.00000000  $    6.42894695   %7.74999686
     B3   $   0.66009891  $    0.00000000  $    6.42895153   %7.75000243
     B4   $   0.66009247  $    0.00000000  $    6.42894320   %7.74999236
     B5   $   0.66009691  $    0.00000000  $    6.42895492   %7.75000651
     R    $   0.00000000  $    0.00000000  $    0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
        1.
                        Accrual Amount
   Class
     N/A               $    N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       48,223.86
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  209,555,947.56
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                612
                                                                 --------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance         Cusip
-----         -------           -----------------        -------         -----
PO   $              982,998.88  $      974,440.98  $           977.37  GEC0009PO
A1   $           65,829,575.86  $   60,692,757.34  $           778.72  36157NJU9
A2   $           22,968,290.00  $   22,968,290.00  $         1,000.00  36157NJV7
A3   $           23,982,650.22  $   23,966,746.95  $           994.79  36157NJW5
A4   $           77,513,981.46  $   69,873,706.20  $           731.47  36157NJX3
A5   $           18,398,000.00  $   18,398,000.00  $         1,000.00  36157NJY1
A6   $            2,000,000.00  $    2,000,000.00  $         1,000.00  36157NJZ8
S    $          191,462,368.91  $  179,293,449.72  $           812.93  GEC00009S
M    $            4,652,734.47  $    4,649,649.17  $           994.79  36157NKB9
B1   $            2,263,653.87  $    2,262,152.80  $           994.79  36157NKC7
B2   $            1,257,253.67  $    1,256,419.96  $           994.79  36157NKD5
B3   $            1,006,400.20  $    1,005,732.84  $           994.79  36157NKE3
B4   $              753,555.84  $      753,056.14  $           994.79  36157NKF0
B5   $              755,496.14  $      754,995.16  $           994.79  36157NKG8
R    $                    0.00  $            0.00  $             0.00  36157NKA1

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number             8        Principal Balance    $    2,444,609.80
                                --------                           -------------
        2.   60-89 days
             Number             0        Principal Balance    $            0.00
                                --------                           -------------
        3.   90 days or more
             Number             0        Principal Balance    $            0.00
                                --------                           -------------
        4.   In Foreclosure
             Number             1        Principal Balance    $      649,152.97
                                --------                           -------------
        5.   Real Estate Owned
             Number             0        Principal Balance    $            0.00
                                --------                           -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $            0.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $            0.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $            0.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.00000000
                                                                    -----------

G.
                                              Rounding Amount
          Opening           Reimbursement       (Withdrawl)           Closing
Class     Balance               Amount                                Balance
-----     -------               ------        ---------------         -------
A6    $         999.99  $              0.00  $             0.00   $       999.99